December 14, 2005

Securities and Exchange Commission
Washington, D.C.

We have read the statements made by Sand Hill IT Security Acquisition Corp. in Item 4.02 of the Form 8-K dated December 14, 2005 and concur with the statements made.

Hein & Associates LLP